UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2011

TELOS CORPORATION

(Exact name of registrant as specified in charter)

Maryland	001-08443	52-0880974
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer ID No.)

19886 Ashburn Road, Ashburn, Virginia		20147-2358
(Address of principle executive offices)		(Zip Code)

(703) 724-3800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 14, 2011, Telos Corporation (“Telos” or the “Company”) held the annual meeting of its stockholders. Four proposals were submitted to the holders of the Company’s Class A Common Stock and Class B Common Stock for their approval, which proposals are described in detail in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders as filed with the Securities and Exchange Commission. The final results of voting for each matter submitted to a vote of the stockholders at the meeting were as follows:

1. The holders of the Company’s Class A and Class B Common Stock elected nine Class A/B directors to serve until the 2012 Annual Meeting of the stockholders. Each of the nominees received the affirmative vote of a plurality of the shares of the Company’s Class A and Class B Common Stock cast by stockholders present in person or represented by proxy at the annual meeting. The final results of voting regarding this proposal were as follows:

Name	For	Withheld	Broker Non-Votes
John B. Wood	32,887,233	24,391	0
Bernard C. Bailey	32,911,624	0	0
David Borland	32,887,233	24,391	0
William M. Dvoranchik	32,911,624	0	0
Lt. Gen. (ret) Bruce R. Harris	32,911,624	0	0
Lt. Gen. (ret) Charles S. Mahan, Jr.	32,911,624	0	0
Maj. Gen. (ret) John W. Maluda	32,911,624	0	0
Robert J. Marino	32,887,233	24,391	0
Vice Admiral (ret) Jerry O. Tuttle	32,911,624	0	0

2. The holders of the Company’s Class A and Class B Common Stock voted to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The ratification received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the annual meeting. The final results of voting regarding this proposal were as follows:

For	Against	Withheld
32,911,624	0	0

3. The holders of the Company’s Class A and Class B Common Stock voted on a proposal to approve, on an advisory (non-binding) basis, a resolution approving the compensation of the Company’s named executive officers. The resolution received the affirmative vote of a majority of the votes cast by the holders of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the annual meeting. The final results of voting regarding this proposal were as follows:

For	Against	Withheld	Broker Non-Votes
32,805,426	106,198	0	0

4. The holders of the Company’s Class A and Class B Common Stock voted, on an advisory (non-binding) basis, on the frequency of future votes on the compensation of the Company’s named executive officers. The frequency of three years received the highest number of votes cast by the holder of the Company’s Class A and Class B Common Stock present in person or represented by proxy at the annual meeting. The final results of voting regarding this proposal were as follows:

1 Year	2 Years	3 Years	Broker Non-Votes
517,891	146,346	32,247,387	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 17, 2011

TELOS CORPORATION

/s/ Michele Nakazawa
Michele Nakazawa
Chief Financial Officer